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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

            REGISTRATION STATEMENT FOR COMMON STOCK, $.60 PAR VALUE

  The person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel, or any Assistant General Counsel of
E. I. du Pont de Nemours and Company (hereinafter referred to as "the Company"), and (2) the Senior Vice President--DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-3 relating to 24,000,000 shares of DuPont common stock, $.60 par value offered for resale by the Company's Flexitrust, through its trustee, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

       /s/ E. S. Woolard, Jr.                            5/24/95
_____________________________________     _____________________________________
              Director                                    Date

           /s/ J. A. Krol                                5/24/95
_____________________________________     _____________________________________
              Director                                    Date

         /s/ C. S. Nicandros                             5/24/95
_____________________________________     _____________________________________
              Director                                    Date

          /s/ A. F. Brimmer                              5/24/95
_____________________________________     _____________________________________
              Director                                    Date

          /s/ E. B. du Pont                              5/24/95
_____________________________________     _____________________________________
              Director                                    Date

          /s/ C. M. Harper                               5/24/95
_____________________________________     _____________________________________
              Director                                    Date

          /s/ W. K. Reilly                               5/24/95
_____________________________________     _____________________________________
              Director                                    Date

        /s/ H. R. Sharp, III                             5/24/95
_____________________________________     _____________________________________
              Director                                    Date

           /s/ C. M. Vest                                5/24/95
_____________________________________     _____________________________________
              Director                                    Date